                                       SUPPLEMENT DATED FEBRUARY 28, 2009 TO THE
                                                   VARIABLE ANNUITY CONTRACT AND
                                                  VARIABLE LIFE INSURANCE POLICY
                                                       PROSPECTUSES LISTED BELOW

Effective February 28, 2009, the following information supplements, and to the extent inconsistent therewith, replaces the information contained in the variable annuity contract and variable life insurance policy prospectuses listed below. Please retain this supplement and keep it with the prospectus for future reference.

UNDERLYING FUND FEES AND EXPENSES

Your variable annuity contract or variable life insurance policy offers the Legg Mason Partners Variable Income Trust--Legg Mason Partners Variable Money Market Portfolio (the "Money Market Portfolio") as an Underlying Fund. The information in the table below replaces the disclosure regarding the Money Market Portfolio in your prospectus, contained in the sub-section of the prospectus titled "Underlying Fund Fees and Expenses." The figures in the table are for the fiscal year ended October 31, 2008 and are expressed as a percentage of the Underlying Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. For more complete information on these fees and expenses, please refer to the Underlying Fund prospectus.

UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

                                              DISTRIBUTION                  ACQUIRED                   CONTRACTUAL FEE   NET TOTAL
                                                 AND/OR                    FUND FEES     TOTAL ANNUAL   WAIVER AND/OR     ANNUAL
                                  MANAGEMENT     SERVICE      OTHER           AND       OPERATING        EXPENSE       OPERATING
       UNDERLYING FUND:               FEE     (12B-1) FEES  EXPENSES (1)    EXPENSES       EXPENSES     REIMBURSEMENT    EXPENSES
--------------------------------  ----------  ------------  ---------      ---------    ------------   ---------------  ----------
LEGG MASON PARTNERS
 VARIABLE INCOME TRUST
Legg Mason Partners
 Variable Money Market
 Portfolio                           0.45%          --        0.09%        --              0.54%             --           0.54%

---------
(1) Other Expenses have been revised to reflect the estimated effect of additional prospectus and shareholder report printing and mailing expenses expected to be incurred by the fund going forward. Other expenses include Treasury Guarantee Program expenses of 0.025% which were incurred for the period September 19, 2008 through April 30, 2009. It is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program beyond that date.

                                      ***

Supplement to the VintageLife prospectus dated May 2, 2005 (as supplemented).

Supplement to the following variable annuity contract prospectuses dated April 30, 2008 (as supplemented):

Gold Track                            Vintage Access(SM) Annuity
Gold Track Select                     Vintage II (Series II)(SM) Variable Annuity
Marquis Portfolios(SM)                Vintage II(SM) Annuity
MetLife Retirement Perspectives       Vintage L(SM) Variable Annuity
PrimElite II(SM) Annuity              Vintage XTRA (Series II)(SM)Variable Annuity
PrimElite(SM) Annuity                 Vintage XTRA(SM) ANNUITY
Unallocated Group Variable Annuity    Vintage(SM) Annuity
Vintage 3(SM) Annuity

                                                                   February 2009